                                                                    Exhibit 99.4


              UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

     The following unaudited pro forma condensed financial information should be read in conjunction with the historical consolidated financial statements, including the notes thereto, of Radian and Enhance Financial Services. The unaudited pro forma information is presented for illustration purposes only, in accordance with the assumptions set forth below, and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been completed. Nor is it necessarily indicative of future operating results or the financial position of the combined enterprise.

                             NEW RADIAN GROUP INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                        QUARTER ENDED SEPTEMBER 30, 2000

                                                      HISTORICAL
                                                       ENHANCE
                                        HISTORICAL    FINANCIAL      PRO FORMA         PRO FORMA
                                          RADIAN       SERVICES     ADJUSTMENTS         COMBINED
                                        ----------    ----------    -----------        ----------
                                                         (DOLLARS IN THOUSANDS)
ASSETS
  Investments.........................  $1,665,145    $1,070,479                       $2,735,624
  Cash................................       3,983         1,562                            5,545
  Investment in affiliates............           0       139,938                          139,938
  Deferred policy acquisition costs...      67,103       126,270       (69,721)(1)        123,652
  Prepaid and deferred federal income
     taxes............................     265,250        92,343         3,884(1)         361,477
  Other assets........................     115,293       123,040                          238,333
                                        ----------    ----------     ---------         ----------
          TOTAL ASSETS................  $2,116,774    $1,553,632     $ (65,837)        $3,604,569
                                        ==========    ==========     =========         ==========
LIABILITIES, DEFERRED CREDIT AND
  STOCKHOLDERS' EQUITY
Liabilities
  Unearned premiums...................  $   67,169    $  355,342                       $  422,511
  Reserve for losses..................     374,474        66,087                          440,561
  Short-term debt.....................           0       174,382                          174,382
  Long-term debt......................           0        75,000                           75,000
  Deferred federal income taxes.......     277,578             0        24,906(1)         302,484
  Other liabilities...................      88,290        59,756        31,550(1)(2)      179,596
                                        ----------    ----------     ---------         ----------
          TOTAL LIABILITIES...........     807,511       730,567        56,456          1,594,534
                                        ----------    ----------     ---------         ----------
Deferred Credit
  Deferred credit.....................           0       122,250             0            122,250
                                        ----------    ----------     ---------         ----------
Preferred Stockholder's Equity
  Redeemable preferred stock..........      40,000             0                           40,000
                                        ----------    ----------     ---------         ----------
Common Stockholder's Equity
  Common stock........................          38         4,016        (4,008)(1)             46
  Additional paid-in capital..........     541,600       254,763       323,751(1)(2)    1,120,114
  Retained earnings...................     727,379       480,688      (480,688)(1)        727,379
  Net unrealized gains (losses) on
     investments, net of tax..........       2,405        (6,066)        6,066(1)           2,405
  Treasury stock......................      (2,159)      (32,586)       32,586(1)          (2,159)
                                        ----------    ----------     ---------         ----------
          TOTAL COMMON STOCKHOLDERS'
            EQUITY....................   1,269,263       700,815      (122,293)         1,847,785
                                        ----------    ----------     ---------         ----------
          TOTAL LIABILITIES, DEFERRED
            CREDIT AND STOCKHOLDERS'
            EQUITY....................  $2,116,774    $1,553,632     $ (65,837)        $3,604,569
                                        ==========    ==========     =========         ==========

                             NEW RADIAN GROUP INC.

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      NINE MONTHS ENDED SEPTEMBER 30, 2000

                                                        HISTORICAL
                                                         ENHANCE
                                           HISTORICAL   FINANCIAL     PRO FORMA             PRO FORMA
                                             RADIAN      SERVICES    ADJUSTMENTS            COMBINED
                                           ----------   ----------   -----------            ---------
                                                    (IN THOUSANDS, EXCEPT PER-SHARE AMOUNTS)
REVENUES
  Premiums earned........................   $387,072     $81,349                            $468,421
  Net investment income..................     60,310      47,277                             107,587
  Equity in net income of affiliates.....          0      21,128                              21,128
  Other net income.......................      8,052      10,511                              18,563
                                            --------     -------       -------              --------
          Total revenues.................    455,434     160,265             0               615,699
                                            --------     -------       -------              --------
EXPENSES
  Provision for losses...................    115,038      22,699                             137,737
  Policy acquisition costs...............     38,822      31,127        (9,396)(3)            60,553
  Other operating expenses...............     40,314      95,173       (24,196)(5)           111,291
  Interest expense.......................          0      12,302                              12,302
  Merger expenses........................          0           0                                   0
                                            --------     -------       -------              --------
          Total expenses.................    194,174     161,301       (33,592)              321,883
                                            --------     -------       -------              --------
  Pretax income (loss)...................    261,260      (1,036)       33,592               293,816
  Provision for income taxes (benefit)...     76,733     (10,880)       22,257(3)(4)(5)       88,110
                                            --------     -------       -------              --------
          Net income.....................    184,527       9,844        11,335               205,706
                                            ========     =======       =======              ========
  Net income per common share -- basic...       4.84        0.26                                4.42
                                            ========     =======                            ========
  Net income per common
     share -- diluted....................       4.78        0.25                                4.36
                                            ========     =======                            ========
  Average number of common shares
     outstanding -- basic................     37,586      38,163       (29,767)(1)            45,982
                                            ========     =======       =======              ========
  Average number of common and common
     equivalent shares
     outstanding -- diluted..............     38,065      38,659       (30,154)(1)            46,570
                                            ========     =======       =======              ========

                             NEW RADIAN GROUP INC.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1999

                                                          HISTORICAL
                                                           ENHANCE
                                             HISTORICAL   FINANCIAL     PRO FORMA           PRO FORMA
                                               RADIAN      SERVICES    ADJUSTMENTS          COMBINED
                                             ----------   ----------   -----------          ---------
                                                     (IN THOUSANDS, EXCEPT PER-SHARE AMOUNTS)
REVENUES
  Premiums earned..........................   $472,635     $103,851                         $576,486
  Net investment income....................     67,259       58,053                          125,312
  Equity in net income of affiliates.......          0       19,708                           19,708
  Other net income.........................     12,917       36,077                           48,994
                                              --------     --------      -------            --------
          Total revenues...................    552,811      217,689            0             770,500
                                              --------     --------      -------            --------
EXPENSES
  Provision for losses.....................    174,143       26,156                          200,299
  Policy acquisition costs.................     58,777       39,959      (18,493)(3)          80,243
  Other operating expenses.................     62,659       71,141         (946)(5)         132,854
  Interest expense.........................          0       10,989                           10,989
  Merger expenses..........................     37,766            0                           37,766
                                              --------     --------      -------            --------
          Total expenses...................    333,345      148,245      (19,439)            462,151
                                              --------     --------      -------            --------
  Pretax income............................    219,466       69,444       19,439             308,349
  Provision for income taxes...............     71,328          820       21,210(3)(4)(5)     93,358
                                              --------     --------      -------            --------
          Net income.......................    148,138       68,624       (1,771)            214,991
                                              ========     ========      =======            ========
Net income per common share -- basic.......       3.92         1.81                             4.67
                                              ========     ========                         ========
Net income per common share -- diluted.....       3.83         1.76                             4.56
                                              ========     ========                         ========
Average number of common shares
  outstanding -- basic.....................     36,975       38,000      (29,640)(1)          45,335
                                              ========     ========      =======            ========
Average number of common and common
  equivalent shares
  outstanding -- diluted...................     37,856       39,024      (30,439)(1)          46,441
                                              ========     ========      =======            ========

                             NEW RADIAN GROUP INC.

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The unaudited pro forma condensed combined balance sheet has been prepared assuming the acquisition took place as of September 30, 2000 and allocates the total estimated purchase price to the fair value of assets and liabilities of the acquired company based on preliminary valuations.

     The unaudited pro forma condensed combined statements of income combine Radian's and Enhance Financial Services' historical statements of income and give effect to the acquisition as if it occurred on January 1, 1999, the beginning of the earliest period presented.

     The total estimated purchase price of Enhance Financial Services has been allocated on a preliminary basis to assets and liabilities based on management's estimates of their fair values with the excess of net assets acquired over costs allocated to the present value of future insurance profits. These allocations are subject to change pending a final determination and analysis of the total purchase price and the fair values of the assets acquired and liabilities assumed. The impact of these changes could be material.

(1) Adjustment to reflect the issuance of Radian common stock and related direct acquisition expenses as the total purchase price for the net assets of Enhance Financial Services, based on the assumed conversion of each of the Enhance Financial Services common shares into 0.22 of a Radian common share, the elimination of Enhance Financial Services stockholders' equity and the write-down of Enhance Financial Services' deferred policy acquisition asset, offset by the recognition of the present value of future insurance profits. The present value of future insurance profits of Enhance Financial Services is a preliminary estimate based on current facts and circumstances.

                                                             IN THOUSANDS
                                                             ------------
Current income tax benefit.............................  $  3,884
Enhance Financial Services common stock................     4,016
Enhance Financial Services additional paid in
  capital..............................................   254,763
Enhance Financial Services retained earnings...........   480,688
  Enhance Financial Services deferred policy
     acquisition asset.................................              $ 69,721
  Deferred income tax liability........................                24,906
  Enhance Financial Services net unrealized loss on
     investments, net of tax benefit...................                 6,066
  Enhance Financial Services treasury stock............                32,586
  Radian common stock..................................                     8
  Radian additional paid in capital....................               578,668
  Accrued acquisition costs............................                31,396
                                                         --------    --------
Totals.................................................  $743,351    $743,351
                                                         ========    ========

     The following chart indicates the components of the estimated purchase price of the acquisition inherent in the adjusting entry:

                                                              IN THOUSANDS
                                                              ------------
Radian common stock.........................................    $553,197
Issuance of Radian options..................................      25,479
Estimated direct acquisition costs, net of tax..............      27,512
                                                                --------
          Total estimated purchase price....................    $606,188
                                                                ========

     The estimated purchase price will be issued in exchange for the net assets of Enhance Financial Services on the closing date of the merger.

     The purchase price of Enhance Financial Services reflects the issuance of 8,405,591 shares of Radian common stock at $65.813 per share which is the average closing price of Radian common stock for the three trading days preceding and the three days following the announcement of the acquisition. Under the terms of the merger agreement, Radian has also issued 1,332,120 Radian options to replace Enhance Financial Services options, 938,126 of which are already vested. The value of the assumed Radian option grant is based on a Black-Scholes valuation model assuming an average life of 2.3 years, a risk-free interest rate of 6.75%, volatility of 39.3% and a dividend yield of 0.18%.

    The following table provides the preliminary allocation of the purchase price inherent in the adjusting entry:

                                                              IN THOUSANDS
                                                              ------------
Net assets of Enhance Financial Services:
  Cash and investments......................................   $1,072,041
  Investment in affiliates..................................      139,938
  Deferred policy acquisition asset.........................       56,549
  Other assets, net.........................................      130,721
  Unearned premiums.........................................     (355,342)
  Reserve for losses........................................      (66,087)
  External debt financing...................................     (249,382)
  Deferred credit...........................................     (122,250)
                                                               ----------
Total purchase price........................................   $  606,188
                                                               ==========

(2) Adjustment to accrue the cost of registering Radian shares to be issued for Enhance Financial Services of $154,000.

                                                              IN THOUSANDS
                                                              ------------
Additional paid in capital..................................  $154
  Accrued liabilities.......................................          $154

(3) Adjustment to reflect the change in amortization expense and the related income tax expense associated with the write-down of Enhance Financial Services' deferred policy acquisition asset, offset by an increase in amortization expense and the related income tax benefit associated with the estimated present value of future insurance profits recognized at January 1, 1999.

For the year ended December 31, 1999:
  Decrease in deferred policy acquisition amortization......  $(18,493)
  Increase in federal income tax expense....................     6,473

For the nine months ended September 30, 2000:
  Decrease in deferred policy acquisition amortization......  $ (9,396)
  Increase in federal income tax expense....................     3,288

(4) Adjustment to reflect the reversal of an income tax benefit relating to income tax reductions produced by an investment in a portfolio of approximately 500 residential mortgage backed securities consisting of residual interests in real estate mortgage investment conduits ("REMIC") owned by Enhance Financial Services. These deductions were treated by Enhance Financial Services as permanent tax differences due to a partnership exit strategy that will not be executed by Radian. Therefore, the tax deductions from the REMIC residuals will be treated as a timing difference which eliminates the income tax benefit for GAAP purposes.

For or at the year ended December 31, 1999:
  Increase in deferred federal income taxes payable.........    $14,406
  Increase in federal income tax expense....................     14,406

For or at the nine months ended September 30, 2000:
  Increase in deferred federal income taxes payable.........    $10,500
  Increase in federal income tax expense....................     10,500

(5) Reflects the adjustments and related income tax expense required to eliminate the amortization of goodwill that was created as a result of prior acquisitions of Enhance Financial Services.

For the year ended December 31, 1999:
  Decrease in goodwill amortization.........................  $   (946)
  Increase in federal income tax expense....................       331

For the nine months ended September 30, 2000:
  Decrease in goodwill amortization.........................  $(24,196)
  Increase in federal income tax expense....................     8,469